UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2011

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 29, 2011, Chesapeake Funding LLC (“Chesapeake”), an indirect wholly-owned subsidiary of PHH Corporation (“PHH,” the “Company,” “we” or “our”), amended and restated its Series 2010-1 Indenture Supplement (the “A&R Series 2010-1 Supplement”), among Chesapeake, as issuer, PHH Vehicle Management Services, LLC (“PHH VMS”), a wholly-owned subsidiary of the Company, as administrator, JPMorgan Chase Bank N.A. (“JPMorgan”), as administrative agent, certain non-conduit purchasers, certain CP conduit purchaser groups, funding agents for the CP conduit purchaser groups and certain Class B Note Purchasers as set forth therein and The Bank of New York Mellon (“BNY”), as indenture trustee, to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended as of May 28, 2009, the “A&R Base Indenture”), between Chesapeake, as issuer, and BNY, as indenture trustee.
On June 29, 2011, Chesapeake also entered into a Series 2011-1 Indenture Supplement (the “Series 2011-1 Supplement”), among Chesapeake, as issuer, PHH VMS, as administrator, JPMorgan, as administrative agent, certain non-conduit purchasers, certain CP conduit purchaser groups, funding agents for the CP conduit purchaser groups and certain Class B Note Purchasers as set forth therein and BNY, as indenture trustee, to the A&R Base Indenture.
As a result of entering into the A&R Series 2010-1 Supplement and the Series 2011-1 Supplement, the maturity of the Series 2010-1 Notes was extended, the total committed funding available to Chesapeake was increased and the tenor of Chesapeake’s liability structure was extended.
Pursuant to the A&R Series 2010-1 Supplement, Chesapeake: (i) may issue from time to time up to $700 million in aggregate principal amount of its Series 2010-1 Floating Rate Asset Backed Variable Funding Investor Notes, Class A (“Series 2010-1 Class A Notes”); and (ii) had $23,076,923 in aggregate principal amount of its Series 2010-1 Floating Rate Asset Backed Investor Notes, Class B (the “Series 2010-1 Class B Notes” and, together with the Series 2010-1 Class A Notes, the “Series 2010-1 Notes”) issued and outstanding as of June 29, 2011.
Pursuant to the Series 2011-1 Supplement, Chesapeake: (i) may issue from time to time up to $500 million in aggregate principal amount of its Series 2011-1 Floating Rate Asset Backed Variable Funding Investor Notes, Class A (“Series 2011-1 Class A Notes”); and (ii) had $16,483,516 in aggregate principal amount of its Series 2011-1 Floating Rate Asset Backed Investor Notes, Class B (the “Series 2011-1 Class B Notes” and, together with the Series 2011-1 Class A Notes, the “Series 2011-1 Notes”) issued and outstanding as of June 29, 2011.
Prior to giving effect to the A&R Series 2010-1 Supplement, outstanding balances of the Series 2010-1 Class A Notes and Series 2010-1 Class B Notes were $982 million and $32,967,033, respectively. On June 29, 2011, Chesapeake (i) issued $409,166,667 of Series 2011-1 Class A Notes, the proceeds of which were used to paydown the outstanding balance under the Series 2010-1 Class A Notes to $572, 833,333, and (ii) issued $16,483,516 of Series 2011-1 Class B Notes, a portion of the proceeds of which were used to paydown the outstanding balance under the Series 2010-1 Class B Notes from $32,967,033 to $23,076,923.
As of June 29, 2011, undrawn capacity under the Series 2010-1 Class A Notes and Series 2011-1 Class A Notes of $127,166,667 and $90,833,333, respectively, remains available to provide funding for our domestic vehicle financing needs. The revolving period for the Series 2010-1 Notes and the Series 2011-1 Notes expires on June 27, 2012, and June 27, 2013, respectively, subject to extension pursuant to the terms of the A&R Series 2010-1 Supplement and the Series 2011-1 Supplement, respectively. Unless otherwise extended, upon expiry, the Series 2010-1 Notes and the Series 2011-1 Notes will amortize in accordance with their respective terms and noteholders will be repaid as lease payments are received over the lease term of the vehicle leases and related assets that collateralize such notes.
The Series 2010-1 Notes and the Series 2011-1 Notes bear interest at variable rates payable monthly. The A&R Series 2010-1 Supplement and the Series 2011-1 Supplement each incorporate by reference from the A&R Base Indenture certain customary covenants that limit Chesapeake’s ability, among other things, to incur additional indebtedness, pay dividends on or redeem or repurchase its own equity interests, make certain investments, expand into unrelated businesses and create liens. Chesapeake has the option to redeem in full the Series 2010-1 Notes and the Series 2011-1 Notes upon notice at a redemption price equal to the aggregate outstanding principal balance plus accrued and unpaid interest on such balance.

The foregoing description of the A&R Series 2010-1 Supplement and the Series 2011-1 Supplement does not purport to be complete and is qualified in its entirety by reference to the full texts of the A&R Series 2010-1 Supplement and the Series Supplement 2011-1, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and which are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
4.1	Amended and Restated Series 2010-1 Indenture Supplement, dated as of June 29, 2011, among Chesapeake Funding, LLC, as issuer, PHH Vehicles Management Services, LLC, as administrator, JPMorgan Chase Bank N.A., as administrative agent, certain non-conduit purchasers, certain CP conduit purchaser groups, funding agents for the CP conduit purchaser groups and certain Class B Note Purchasers named therein and The Bank of New York Mellon, as indenture trustee, to the Amended and Restated Base Indenture, dated as of December 17, 2008, as amended as of May 28, 2009, between Chesapeake Funding, LLC, as issuer, and The Bank of New York Mellon, as indenture trustee

4.2	Series 2011-1 Indenture Supplement, dated as of June 29, 2011, among Chesapeake Funding, LLC, as issuer, PHH Vehicles Management Services, LLC, as administrator, JPMorgan Chase Bank N.A., as administrative agent, certain non-conduit purchasers, certain CP conduit purchaser groups, funding agents for the CP conduit purchaser groups and certain Class B Note Purchasers named therein and The Bank of New York Mellon, as indenture trustee, to the Amended and Restated Base Indenture, dated as of December 17, 2008, as amended as of May 28, 2009, between Chesapeake Funding, LLC, as issuer, and The Bank of New York Mellon, as indenture trustee

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel & Secretary

Dated: July 6, 2011